Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA
Tel: +1 212 937 8200
www.deloitte.com

EquipmentShare.com Inc 5710 Bull Run Drive Columbia, Missouri 65201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment assets in connection with the proposed offering of EQS 2024-2M. EquipmentShare.com Inc (the “Company”) is responsible for the information provided to us, including the information set forth in the Primary Statistical Data File and Additional Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Primary Statistical Data File and Additional Statistical Data File. Additionally, Citigroup Global Markets Inc., OWN Tactical Equipment I LLC and OWN Equipment Fund I LLC (collectively, with the Company the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 7, 2024, representatives of the Company provided us with a computer-generated equipment data file and related record layout containing data, as represented to us by the Company, as of the close of business October 24, 2024, with respect to 19,695 equipment assets (the “Initial Primary Statistical Data File”). At your instruction, we randomly selected 100 equipment assets from the Initial Primary Statistical Data File (the “Initial Sample Assets”).

Additionally, representatives of the Company provided us with (i) on November 20, 2024, a supplemental data file containing the “purchase date” for each equipment asset set forth on the Initial Primary Statistical Data File (the “Purchase Date Supplemental Primary Data File”) and (ii) on December 1, 2024, a supplemental data file containing the “asset state” and “gross rental amount,” as represented to us by the Company, as of the close of business of October 31, 2024 for each equipment asset set forth on the Initial Primary Statistical Data File (the “Gross Rental Amount and Asset State Supplemental Primary Data File”). At the Company’s instruction, we appended the Initial Primary Statistical Data File with the information set forth on the Purchase Date Supplemental Primary Data File and Gross Rental Amount and Asset State Supplemental Primary Data File. The Initial Primary Statistical Data File, as appended, is hereinafter referred to as the “Primary Statistical Data File.”

Member of
Deloitte Touche Tohmatsu Limited

Further, representatives of the Company provided us with (i) on November 16, 2024, an equipment listing (the “Additional Equipment Listing”) with respect to 2,043 equipment assets and (ii) on November 22, 2024, a computer-generated equipment data file and related record layout containing data, as represented to us by the Company, as of the close of business November 20, 2024, with respect to each of the 2,043 equipment assets set forth on the Additional Equipment Listing (the “Additional Statistical Data File”). At your instruction, we randomly selected 10 equipment assets from the Additional Equipment Listing (the “Additional Sample Assets”) that indicated a “first_rental_date” (as set forth on the Additional Statistical Data File). The Initial Sample Assets and Additional Sample Assets are collectively and hereinafter referred to as the “Sample Assets.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the equipment asset characteristics (the “Characteristics”) set forth on the Primary Statistical Data File and Additional Statistical Data File, as applicable, and indicated below.

Characteristics

1.	EQS Asset number (informational purposes only)	6.	Model
2.	Make	7.	Gross rental amount (as applicable)*
3.	Model year	8.	Asset state*
4.	Purchase date	9.	Net book value
5.	Original equipment cost	10.	Equipment category

*As of (i) October 31, 2024 for the Initial Sample Assets and (ii) November 20, 2024 for the Additional Sample Assets.

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Original Equipment Manufacturer Invoice.”

We compared Characteristic 6. to the corresponding information set forth on or derived from the Original Equipment Manufacturer Invoice or the “Serial Plate.”

We compared Characteristic 7. to the corresponding information set forth on or derived from the “Rental Invoice.”

We compared Characteristics 8. to the corresponding information set forth on or derived from the screen shots from the Company’s asset management system (the “Asset Management System Screen Shots”) or a query from the Company’s asset management system (the “Asset Management System Query”), as applicable.

We compared Characteristic 9. to the corresponding information set forth on the “Net Book Value Workbook.”

We compared Characteristic 10. to the corresponding information set forth on the Net Book Value Workbook or the Original Equipment Manufacturer Invoice.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 5., differences of $1.00 or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 7., differences of $0.01 or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 9., differences of 1.0% or less of the net book value indicated on the Primary Statistical Data File or Additional Statistical Data File (as applicable) are deemed to be “in agreement.”

The equipment asset documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Primary Statistical Data File and Additional Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment assets underlying the Primary Statistical Data File or Additional Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Primary Statistical Data File or Additional Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 6, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 6, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in purchase date.
2	One difference model.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 6, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Primary Statistical Data File	Characteristic set forth on the Asset Documents

1	251461	Purchase date	8/15/2022	8/16/2022
1	381402	Purchase date	2/23/2024	2/22/2024
2	452985	Model	MTA10055	MTA1055

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.